Exhibit 99.1

Second Quarter 2017 Investor Call
August 1, 2017
Oncor Electric Delivery

Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.
Regulation G
This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.
Oncor Electric Delivery 1

2nd Quarter 2017 Investor Call Agenda
Financial Overview                David Davis
Chief Financial Officer
Operational Review    Bob Shapard                Chief Executive
Q&A
Oncor Electric Delivery 2

Residential and Large C&I1 Metrics
Residential Points of Delivery Residential GWH3 Q22 ’16 vs. Q2 ’17; thousands of meters Q2 ’16 vs. Q2 ’17
4.5%
1.9% 9,998 2,900 2,955 9,564
At 6/30/16 At 6/30/17 Q2 ‘16 Q2 ‘17
Large C&I Billed MW4 Demand (Average) Large C&I GWH
Q2 ’16 vs. Q2 ’17 Q2 ’165 vs. Q2 ’17
3.5%
17,391 1.3% 17,501 18,113 17,162
Q2 ‘16 Q2 ‘17 Q2 ‘16 Q2 ‘17
1 Commercial and Industrial
2 Q2 reflects three months ended June 30.
3 Gigawatt-hours
4 Megawatts
5 2016 period adjusted for billing day variation
Oncor Electric Delivery 3

Summary of Financial Results1
Adjusted Operating Revenue Increase
Adjusted Operating Revenues Q2 ’16 vs. Q2 ’17; $ millions Q22 ’16 vs. Q2 ’17; $ millions
Revenues Contributing to Earnings: $ millions
Distribution base revenue 7 1.9% 964 Transmission base revenue (TCOS):
946
Billed to 3rd party wholesale customers 9
231 238
Billed to Oncor Distribution, collected from REPs through TCRF 2
Total transmission base revenue (TCOS) 11
AMS surcharge and other miscellaneous (7) 715 726 revenues Total revenues contributing to earnings 11
Revenues to Pass-Through Expenses:
3rd party wholesale transmission service    Q2 ‘16 Q2 ‘17 billed to Oncor Distribution (i.e. remaining    TCRF revenue) 9
Energy efficiency surcharges (2)
Revenues to pass-through expenses
Total revenues to pass through expenses 7
Revenues contributing to earnings
Total operating revenue increase 18
1 See Appendix for Reg G reconciliations and financial definitions.
2 Q2 reflects three months ended June 30.
Oncor Electric Delivery 4

Summary of Financial Results1 (cont.)
Adjusted EBITDA
Q22 ’16 vs. Q2 ’17 and TME3 ’16 vs. TME ’17; $ millions
1,826 0.6% 1,816
0.9%
459 463
Q2 ‘16 Q2 ‘17 TME ‘16 TME ‘17
Net Income Adjusted Operating Cash Flow Q2 ’16 vs. Q2 ’17; $ millions Q2 ’16 vs. Q2 ’17; $ millions
288
112 1.8%
110 238
17.4%
Q2 ‘16 Q2 ‘17 Q2 ‘16 Q2 ‘17
1 See Appendix for Reg G reconciliations and definitions.
2 Q2 reflects three months ended June 30.
3 TME reflects twelve months ended June 30.
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Ample Liquidity and Stable Credit Metrics1
Secured Revolving Credit Facility2 Balances at June 30, 2017; $ millions
2,000 (1,165)
835 1 836
Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity
Adjusted EBITDA/Cash Interest Debt/Adjusted EBITDA
TME3 ’16 vs. TME ’17; Ratio TME ’16 vs. TME ’17; Ratio
5.4x 5.3x
3.7x 3.8x
TME ’16 TME ’17 TME ’16 TME ’17
1 See Appendix for Reg G reconciliations and financial definitions.
2 Oncor’s revolving credit facility matures in October 2018.
3 TME reflects twelve months ended June 30.
Oncor Electric Delivery 6

2nd Quarter 2017 Investor Call Agenda
Financial Overview                David Davis
Chief Financial Officer
Operational Review    Bob Shapard                Chief Executive
Q&A
Oncor Electric Delivery 7

Appendix—
Regulation G Reconciliations and Financial Definitions
Oncor Electric Delivery 8

Financial Definitions
Measure Definition
Oncor operating revenues, less operating revenues of Oncor Electric Delivery
Adjusted Operating Revenues
Transition Bond Company LLC (BondCo), Oncor’s wholly-owned subsidiary
(non-GAAP) that was dissolved in December 2016
Adjusted Operating Cash Flow Oncor cash provided by operating activities, less BondCo cash provided by (non-GAAP) operating activities
Total Debt (GAAP) Long-term debt, plus long-term debt due currently, plus bank loans
Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and
Adjusted EBITDA (non-GAAP) amortization and special items, less BondCo results. EBITDA is a measure used by Oncor to assess performance.
Debt/Adjusted EBITDA                Total debt divided by Adjusted EBITDA is a measure used by Oncor to assess (non-GAAP) credit quality.
Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by (non-GAAP) Oncor to assess credit quality.
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Table 1: Oncor Adjusted Operating Revenues Reconciliation
Three Months Ended June 30, 2016 and 2017 $ millions
Q2 ’16 Q2 ’17
Operating revenues – Oncor 948 964
Adjustments: Operating revenues – BondCo (2) –
Adjusted operating revenues, excluding BondCo 946 964
Oncor Electric Delivery 10

Table 2: Oncor Adjusted EBITDA Reconciliation
Three and Twelve Months Ended June 30, 2016 and 2017 $ millions
Q2 ’16 Q2 ’17 TME ’16 TME ’17
Net income – Oncor 110 112 427 425 Plus: Depreciation & amortization – Oncor 193 193 829 769 Provision in lieu of income taxes – Oncor 62 61 249 245 Interest expense – Oncor 84 85 336 338 Equals: EBITDA – Oncor 449 451 1,841 1,777 Adjustments: Net income – BondCo Depreciation & amortization – BondCo (2) (69) Interest expense – BondCo (3) Effects of fair value accounting (pre tax) ? ? (2) Regulatory asset amortization in O&M expense 12 12 49 49
Oncor Adjusted EBITDA, excluding BondCo 459 463 1,816 1,826
Oncor Electric Delivery 11

Table 3: Oncor Adjusted Operating Cash Flow Reconciliation
Three Months Ended June 30, 2016 and 2017 $ millions
Q2 ’16 Q2 ’17
Operating cash flow – Oncor 283 238
Adjustments: Operating cash flow – BondCo 5 –
Adjusted operating cash flow, excluding BondCo 288 238
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Table 4: Oncor Total Debt Reconciliation
At June 30, 2016 and 2017 $ millions
At 6/30/16 At 6/30/17
Short-term debt 1,133 1,156 Long-term debt due currently ? 324 Long-term debt, less due currently 5,650 5,519
Total debt 6,783 6,999
Oncor Electric Delivery 13

Table 5: Oncor Interest and Debt Coverage
Twelve Months Ended June 30, 2016 and 2017 $ millions
TME ’16 TME ’17 Ref Source
Interest expense and related charges – Oncor 336 338 Amortization of debt discount – Oncor (3) (2) AFUDC – Oncor 5 9 Cash interest expense – Oncor 338 345 Less: Interest expense – BondCo (3) –
Cash interest expense, excluding BondCo 335 345 A
EBITDA, excluding BondCo 1,816 1,826 B Table 2 Total debt 6,783 6,999 C Table 4
EBITDA/cash interest – ratio (B / A) 5.4x 5.3x
Debt/EBITDA – ratio (C / B) 3.7x 3.8x
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